Neuberger Berman Alternative and Multi-Asset Class Funds®
Neuberger Berman Commodity Strategy Fund
Supplement to the Summary Prospectus and Prospectus dated February 28, 2019, as amended and supplemented

Effective immediately, the following changes apply to the Summary Prospectus and Prospectus for the Neuberger Berman Commodity Strategy Fund:
The following is added to the section titled "Principal Investment Risks" in the summary prospectus and prospectus:
Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.
The following text replaces the corresponding text in the "Portfolio Holdings Policy" section of the prospectus:
A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Funds' Statement of Additional Information.
The complete portfolio holdings for each Fund are available at www.nb.com/holdings (click on the tab with the name of the relevant Fund). The complete portfolio holdings for Neuberger Berman Multi-Style Premia Fund are generally posted 15-30 days after the end of each calendar quarter. The complete portfolio holdings for Neuberger Berman Commodity Strategy Fund and Neuberger Berman Global Allocation Fund are generally posted 15-30 days after each month-end.
Neuberger Berman Multi-Style Premia Fund's complete portfolio holdings will remain available at this website until the subsequent quarter-end holdings have been posted. Neuberger Berman Commodity Strategy Fund and Neuberger Berman Global Allocation Fund's complete portfolio holdings will remain available at this website until the subsequent month-end holdings have been posted. Complete portfolio holdings for the Funds will also be available in reports on Form N-Q (to be replaced with Form N-PORT on or about April 30, 2019) and Form N-CSR filed with the SEC. Historical portfolio holdings are available upon request.
No earlier than five business days after month-end, a Fund may publicly disclose via various shareholder and public communications, such as portfolio manager commentaries, fact sheets or other marketing materials, which will be publicly available at www.nb.com, certain portfolio characteristics and partial information concerning portfolio holdings for the month or quarter as of month-end or quarter-end, as applicable, including but not limited to: up to the top 10 holdings of the Fund (if the Fund engages in short selling, it may also disclose up to the top 10 short positions); up to the top 10 holdings that contributed to and/or detracted from performance or were the best and/or worst performers; sector breakdowns or changes to portfolio composition (e.g., buys and sells). This information will remain available at this website until information for the subsequent month or quarter, as applicable, has been posted.

The date of this supplement is July1, 2019.

 Please retain this supplement for future reference.

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